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                                                                    EXHIBIT 10.2

                            STOCK OPTION AGREEMENT

                             OPTIONS GRANTED UNDER

                   1983 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                      OF

                                TRADE*PLUS, INC.

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               THIS AGREEMENT is entered into by and between TRADE*PLUS, INC., a
          California corporation (the "Company"), and the undersigned employee of the Company or one of its affiliates (the "Employee").

                                    RECITALS
                                    --------

               WHEREAS, the Company has adopted a stock option plan, designed as the 1983 Employee Inventive Stock Option Plan (the "Plan"), pursuant to which options that qualify as "incentive stock options" under
          Section 422A of the Internal Revenue Code (the "Code"), as added by the Economic Recovery Tax Act of 1981, and as it may be amended from time to time ("Section 422A"), may be granted to selected employees of the Company or any of its affiliates; and

               WHEREAS, on the date hereof the Employee is a bona fide employee of the company or one of its affiliates, as defined in the Plan; and

               WHEREAS, the Board of Directors (or the Committee appointed to administer the Plan) has determined that it would be to the advantage and interest of the Company and its shareholders to grant to the Employee the option rights provided for herein as an inducement to continue to render services to the Company or one of its affiliates and as an incentive for increased efforts in the rendering of such services; and has advised the Company thereof and instructed the undersigned officer to issue the option rights within as provided in the Plan; and
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               WHEREAS, the Board of Directors (or the Committee) has approved of the granting to the Employee of the option rights evidenced by this Agreement;

               NOW, THEREFORE, it is mutually agreed as follows:

               1.  Grant of Option Rights.  Subject to the terms and conditions
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          contained herein, the Company hereby grants to the Employee the option rights specified herein:

          (a) the number and class of shares of the Company's currently authorized but unissued stock subject to the options rights granted hereunder are an aggregate of ______ shares of the Company's Common Stock:

          (b) the option exercise price, which has been determined as specified in the Plan, is $_____ per share;

          (c) the option rights granted hereunder are exercisable during the time period or periods, and as to the number of shares exercisable during each time period, as follows (except as provided in paragraphs 3(a) and 3(b) below, in no event may any option rights granted hereunder
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     be exercised later than five (5) years from the date hereof):

          (1) _____ shares, or any part thereof, may be exercised at any time or times, from and including ______________ to and including ______________.

          (2) an additional ____________, or any part thereof, may be exercised, at any time or times, from and including ______________ to and including ______________;

          (3) an additional ____________, or any part thereof, may be exercised, at any time or times; from the including ______________ to and including ______________; and

          (4) an additional ____________, or any part thereof, may be exercised, at any time or times; from the including ______________ to and including ______________; and

          (5) the remaining ____________ may be exercised, at any time or times, from and including ______________ to and including ______________.

          Notwithstanding the above, the Board of Directors (or the Committee) in its sole discretion may, upon written notice to the Employee, accelerate the earliest date or dates on which any of the option rights granted hereunder are exercisable.
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          (d) Notwithstanding the provisions of subparagraphs 1(c) (1) through
     (5) above, the minimum number of shares which may be purchased upon any partial exercise of the option rights granted hereunder is 100 shares;

          (e) The option rights granted hereunder shall not be exercisable while there is outstanding any "incentive stock option" granted to the Employee prior to the date hereof, which permits the Employee to purchase stock in
     (i) the Company, (ii) any affiliate of the Company, or (iii) a predecessor corporation of the Company or any affiliate of the Company; provided, however, that the provisions of this paragraph 1(e) shall not restrict the exercisability of any option rights granted hereunder except as is necessary to allow such option rights to quality under Section 422A as "incentive stock option" rights.

     To exercise any of the option rights granted hereunder, the Employee must have remained in the employ of the Company or one of its affiliates continuously from the date of the Agreement through the date of each exercise, except as otherwise provided in paragraph 3 hereof. The granting of option rights hereunder shall impose no obligation on the Company or any of its affiliates to continue the employment of the Employee, and shall not lessen or affect the right of the Company or any affiliate which employees the Employee to terminate such employment or to change the duties, compensation, or other terms of employment of the Employee. The term "affiliate," wherever herein used, shall
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have the same meaning as in the Plan, and shall mean any parent or subsidiary corporation as defined in the applicable provisions of the Code (currently set forth in Section 425 of the Code).

               2.  Fractional Shares; Compliance with Laws.  In no event shall
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          the Company be required to issue fractional shares upon the exercise of any option rights granted hereunder.

               No option rights granted hereunder may be exercised, and the Company shall not be required to issue or deliver any certificate or certificates for shares purchased upon the exercise of options rights granted hereunder, until there has been compliance with all then applicable requirements of law, including such registration or other proceedings under federal and state securities laws as may in the Company's opinion be necessary or appropriate.

               3.  Necessity of Employment When Option is Exercised.  The option
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          rights granted hereunder, to the extent such rights have not then expired or been exercised, shall terminate and become null and void three months after the date that the Employee ceases, for any reason, to be an employee of the company or one of its affiliates, and shall not be exercisable on or after the said date, except that:

          (a) in the event of such a termination of employment due to the death of the Employee, the personal representatives of the Employee or any person or persons who acquired any such option rights from the Employee by Will or applicable laws of descent and distribution may, at any time within a period of twelve (12) months after the death of the
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     Employee, exercise any or all of such option rights to the extent such option rights were exercisable on the date of death of the Employee;

          (b) in the event of such a termination of employment by reason of the permanent and total disability of the Employee (as defined in Section 105(d)(4) of the Code), the Employee or, if the Employee dies within a period of twelve (12) months after said termination, the personal representatives of the Employee or any person or persons who acquired any such option rights from the Employee by Will or the applicable laws of descent and distribution may, at any time within a period of twelve (12) months after said termination, exercise any or all of such option rights to the extent such option rights were exercisable on the date of termination of employment;

          (c) provided, however, that, for the purposes of this Agreement, a transfer of the Employee from the Company to an affiliate or vice versa, or from one affiliate to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in continuous employment to the extent such a transfer or leave of absence is not deemed a termination or break in employment under applicable provisions of the Code.

In no event may any option rights granted under this Agreement be exercised by any person or entity after the expiration of ten (10) years from the date hereof. References throughout this Agreement to the Employee shall be deemed, where appropriate, to
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include any person entitled to exercise the option after the death of the
Employee under the terms of this paragraph 3.

               4.  Nonassignability of Option Rights.  The option rights granted
                   ---------------------------------
          hereunder (i) shall, except as provided in paragraph 3 hereof, be exercisable only by the Employee, (ii) shall not be transferred, assigned, pledged or hypothecated in any manner whatsoever, whether voluntarily, involuntarily or by operation of law, and (iii) shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the said option rights contrary to the provisions hereof, the said option rights shall immediately become null and void.

               5.  Adjustments.  Appropriate proportionate adjustments shall be
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          made by the Company in the number and class of shares of stock subject to the option rights granted hereunder and the exercise price of the option rights granted hereunder in the event that (i) the Common Stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or (ii) the outstanding number or shares of common stock of the Company is increased through payment of a stock dividend; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board of Directors, whose determination shall be conclusive. If there is any other change in the number
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          or kind of the outstanding shares of capital stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board of Directors, in its sole discretion, determines that such change equitably requires any adjustment in the option rights granted hereunder, such adjustment shall be made in accordance with the determination of the Board of Directors. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock. All adjustments shall be made in such a manner that will allow the option rights granted hereunder to continue to qualify under Section 422A as "incentive stock option" rights.

               New option rights may be substituted for the option rights granted hereunder, or the Company's duties under this Agreement may be assumed by an employer corporation other than the Company, or by an affiliate of such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation, or like occurrence, in which the Company is involved, in such a manner that will allow the option rights granted hereunder to continue to qualify as "incentive stock option" rights under Section 422A and to the full extent permitted thereby. Notwithstanding the foregoing provisions of this paragraph 5, in the event such employer corporation, or affiliate of such employer corporation, refuses to substitute new option rights for, and substantially equivalent to, the option
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          rights granted hereunder, or to assume the option rights granted hereunder, or if the Company's Board of Directors determines, in its sole discretion, that option rights outstanding under the Plan should not then continue to be outstanding, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon the dissolution or liquidation of the Company, or similar occurrence, or (ii) upon any merger, consolidation, acquisition, separation, or similar occurrence, when the Company is not the surviving corporation; provided, however, that the Employee shall have the right, at any time prior to, but contingent upon the consummation of, such dissolution, liquidation, merger, consolidation, acquisition, separation, or similar occurrence, to exercise (i) any unexpired option rights granted hereunder to the extent such rights are then exercisable, and
          (ii) in the case of a merger, consolidation, acquisition, separation, or similar occurrence when the Company is not the surviving corporation, those option rights which are not then otherwise exercisable, but in any event subject to (i) the condition of paragraph 1(c) that no option rights granted hereunder may be exercised after the expiration of ten (10) years from the date hereof, and (ii) the provisions of paragraph 1(e) hereof; provided, further, that such exercise right shall not in any event expire less than thirty days after the date notice of such transaction is sent to the Employee.

               6.  Method of Exercise; Rights of Optionee in Stock.  The option
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          rights granted hereunder shall be exercisable upon written notice to the Company accompanied by payment to the Company of
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          the option exercise price as to the shares being purchased. Payment of the option exercise price shall be in cash or, at the Employee's election, by delivery of Common Stock of the Company for all or part of the option price, provided the value of such Common Stock as determined by the Board of Directors or the Committee in accordance with any reasonable valuation method, is equal to the option price or such portion thereof as the Employee is authorized to pay by delivery of such stock. Neither the Employee nor his personal representatives, heirs, or legatees shall have any rights or privileges of a shareholder of the Company in respect to the shares issuable upon the exercise of the option rights granted hereunder, unless and until certificates representing such shares shall have been issued and delivered in accordance with the terms hereof.

               7.  Notices.  Any notice to be given under the terms of this
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          Agreement shall be mailed, telegraphed, or delivered, and confirmed, to the Company, in care of its Secretary, at the principal office of the Company, and any notice to be given to the Employee shall be mailed, telegraphed, or delivered, and confirmed, to him at the address given beneath his signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given 48 hours after the deposit thereof in the United States mail, addressed as aforesaid, registered or certified and postage and registry or certification fee prepaid.
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               8.  Date of Grant.  The option rights granted hereunder shall be
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          deemed to have been granted on the date set forth below, which is the date upon which the Board of Directors or the Committee approved the granting of such option rights. The said date is within ten (10) years from the date on which the Plan was adopted by the Board of Directors, or the date on which the Plan was approved by the Company's shareholders, whichever date is earlier.

               9.  Option Rights Governed by Plan and Internal Revenue Code.
                   --------------------------------------------------------
          The provisions of the Plan shall be deemed to be incorporated in, and to have been made part of, this Agreement, and shall be deemed to be controlling in the event that any of the provisions of this Agreement are inconsistent therewith. This Agreement shall be deemed to include such other provisions not set forth in the Plan or herein, or not inconsistent with any provisions set forth in the Plan or herein, as may be necessary to qualify the option granted hereunder as an "incentive stock option" under Section 422A.

               10.  Securities Law Compliance.  Upon each issuance of shares of
                    -------------------------
          stock in accordance herewith, the Employee, or his personal representatives, heirs, or legatees receiving such shares, shall, if requested by the Company in order to comply with federal or state securities laws, represent in writing to the Company that such shares are being acquired with no view to any distribution thereof or shall make such other representations in writing to the Company, with respect to the further transfer of such shares, as may be deemed by the Company to be necessary or appropriate under the applicable federal and state securities laws. The Company, at its sole discretion, may take all reasonable steps (including the affixing of an appropriate legend on certificates embodying such shares of stock) to assure itself against any resale or distribution not in compliance with federal or state securities laws.

               11.  Persons Bound.  Subject to the provisions against assignment
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          set forth in paragraph 4 hereof, and to the provisions of paragraph 5 hereof, this Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company, and the personal representatives, heirs, and legatees of the Employee.

               12.  Disqualifying Disposition.  The Employee understands that if
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          stock acquired upon exercise of this option is disposed of before the expiration of two years from the date of grant of the option or one year from the date such shares are transferred to the Employee upon exercise of the option, the tax benefits applicable to incentive stock options under Section 422A of the Code will be unavailable. The result will be that the difference between the option exercise price and the fair market value of the shares at the date of exercise (or the amount realized upon the disposition, if less than the fair market value at the date of exercise) will be taxable to the Employee at ordinary income rates in the year of disposition. In such event the Company would be entitled to a corresponding deduction for federal tax purposes. Accordingly, the Employee agrees to notify the Company in writing promptly upon any such disqualifying disposition.
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               13.  Information Rights.  The Company shall furnish and/or make
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          available to each optionee all such reports, financial statements and other information which Company is required to furnish and/or make available to any of the shareholders of the Company.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its behalf by one of its officers as of the date set forth below, and the Employee has hereunto set her or his hand on or as of said date, which date is the date such option rights were approved for grant, and by such execution represents that the address set forth below is her or his bona fide place of residence and domicile.


Executed as of:                                 TRADE*PLUS, INC.

__________________________
        (Date)
                                                By: _______________________



                                                EMPLOYEE


                                                ___________________________
                                                Name


                                                ___________________________
                                                Address